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                                                                   EXHIBIT 10.72

                             PUT AND CALL AGREEMENT

         This Put and Call Agreement ("Agreement") is entered into by Goodkind Labaton Rudoff & Sucharow, L.L.P., a New York limited liability partnership ("Goodkind"), Bollinger Industries, Inc., a Delaware corporation ("Company"), and Glenn D. Bollinger and Bobby D. Bollinger (collectively "Bollinger"). Goodkind is entering into this Agreement in its representative capacity as agent for the Class Members and Lead Counsel (as these terms are defined in the Stipulation, as defined below), and the terms of this Agreement shall be binding on the Class Members and Lead Counsel.

         WHEREAS, Company and other persons have agreed to a settlement of STI Classic Fund, et al. v. Bollinger Industries, Inc., et. al., Cause No. 3-96-C-V-0823-R in the United States District Court For The Northern District Of Texas, Dallas Division and in SunTrust Bank, Atlanta, et. al. v. Bollinger Industries, Inc., et. al., Cause No. 96-02952-C-68 in the District Court, 68th Judicial District, Dallas County, Texas (the "Litigation"), as same is more particularly described in a Stipulation of Settlement as filed in the Litigation, reference to which is hereby made for all purposes (the "Stipulation");

         WHEREAS, pursuant to the terms of the Stipulation, Company has agreed to issue 200,000 shares of its common stock, $0.01 par value (the "Common Stock") at the time and on the terms as set forth in the Stipulation;

         WHEREAS, Goodkind has agreed to grant Company and Bollinger an option to purchase the Common Stock on the terms herein described;

         WHEREAS, Goodkind has also agreed to grant Company and Bollinger a right of first refusal in the event the Common Stock is offered for sale during the term of this Agreement; and

         WHEREAS, Company and Bollinger have agreed that Goodkind shall have the right to require Company and Bollinger to purchase the Common Stock on the terms herein described;

         NOW, THEREFORE, in consideration for the mutual covenants and agreements herein contained, Company, Goodkind and Bollinger agree as follows:

                                   ARTICLE I
                      PUT, CALL, AND RIGHT OF FIRST REFUSAL

         1.01 GRANT OF PUT. Company and Bollinger, jointly and severally, hereby grant to Goodkind the right and option for Goodkind to require Company and Bollinger to purchase the Common Stock in whole, but not in part, on the terms and conditions herein set forth in this ARTICLE I (the "Put").


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         1.02 GRANT OF CALL. Goodkind hereby irrevocably grants to Company and
Bollinger the right and option to buy from Goodkind the Common Stock in whole, but not in part, on the terms herein set forth in this ARTICLE I (the "Call").

         1.03 GRANT OF RIGHT OF FIRST REFUSAL. Goodkind hereby irrevocably grants to Company and Bollinger a right of first refusal in the event of a proposed sale or any other type of transfer of the Common Stock (the "Right of First Refusal"). If Goodkind reaches an agreement for the sale or transfer of the Common Stock before the Expiration Date (as defined below), it shall provide written notice of the terms of the proposed transaction as provided for in
SECTION 3.01. The terms of this Right of First Refusal shall be the same as those being offered to Goodkind for the Common Stock, except that Company and Bollinger shall have five (5) weekdays after receipt of the written notice in which to elect to exercise the Right of First Refusal.

         1.04 PURCHASE PRICE OF PUT AND CALL.

                  (a) PUT PURCHASE PRICE. The purchase price of the Put (the "Put Purchase Price") shall be equal to the One Dollar ($1.00) per share.

                  (b) CALL PURCHASE PRICE.

                           (1) Subject to the provisions of subsection (2)
below, the purchase price of the Call (the "Call Purchase Price") shall be Two Dollars ($2.00) per share.

                           (2) If a Qualified Public Offering or a Change in
Control (as defined below) is agreed to by Company within three hundred sixty-five (365) days immediately following the Call Closing (as defined below) (the "Look Back Period") at a price per share of Common Stock greater than the Call Purchase Price (the excess being referred to as the "Difference"), Company and/or Bollinger shall pay to Goodkind the amount obtained by multiplying the number of shares of Common Stock that were purchased at the Call Closing by the Difference. This amount shall be paid to Goodkind within fifteen (15) days immediately following the closing of the Qualified Public Offering or Change in Control, as the case may be. If a Qualified Public Offering or a Change in Control is agreed to, but not closed, by Company within the 365 day period, the announced transaction must be closed within one hundred twenty (120) days after the end of the 365 day period in order for the provisions of this subsection to be applicable.

         1.05 TERM OF PUT, CALL, AND RIGHT OF FIRST REFUSAL. The Put and Call are each exercisable at any time before the end of one (1) year following the Effective Date (as defined in the Stipulation). The Right of First Refusal shall be effective for one (1) year following the Effective Date. For purposes of this Agreement, the end of these one (1) periods is referred to as the Expiration Date.


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         1.06 METHOD OF EXERCISE.

                  (a) NOTICE OF EXERCISE. The Put may be exercised by delivery of written notice to Company and Bollinger in the manner and at the addresses in
SECTION 3.01 before the Expiration Date. The Call may be exercised by delivery of written notice to Goodkind in the manner and at the addresses in SECTION 3.01 before the Expiration Date.

                  (b) PUT CLOSING; CALL CLOSING. In the event of the exercise of the Put or the Call, the purchase and sale of the Common Stock will be closed (the "Put Closing" or the "Call Closing" as appropriate) within fifteen (15) days following the exercise of the Put or the Call, as the case may be. The Closing shall be held at the offices of Company or at such other place as may be mutually agreed upon in writing by the parties hereto.

                  (c) PAYMENT. The Put Purchase Price or the Call Purchase Price, as applicable, shall be paid by cash or by certified or cashier's check at the Closing. If the Difference provided for in SECTION 1.04(b)(2) becomes payable to Goodkind after the Call Closing, it shall be paid by cash or by certified or cashier's check within fifteen (15) days after the closing of the Change in Control Transaction or Qualified Public Offering.

         1.07 LETTER OF CREDIT. The obligation of Company and Bollinger to purchase the Common Stock in the event of Goodkind's exercise of the Put shall be secured by an irrevocable bank letter of credit in favor of Goodkind in the amount of $200,000. This letter of credit shall be in such form as reasonably satisfactory to the parties, and it shall be delivered to Goodkind on or before the Effective Date. If the letter of credit initially delivered to Goodkind is for a period of time that ends before twenty (20) days after the Expiration Date, Company and Bollinger shall be required to deliver a new letter of credit to Goodkind on or before five (5) banking days before the expiration of the preceding letter of credit, but with the commencement date of the new letter of credit being on the expiration of the preceding letter of credit.

         1.08 CHANGE IN CONTROL. A "Change in Control" means the acquisition of beneficial ownership within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Beneficial Ownership"), of an aggregate of more than fifty percent (50%) of the voting power of Company's outstanding voting securities by any person or group (as such term is used in Rule 13d-5 under such Act) whose Beneficial Ownership is less than ten percent (10%) of the voting power of Company's outstanding voting securities on the date hereof.

         1.09 QUALIFIED PUBLIC OFFERING. A "Qualified Public Offering" means an underwritten public offering covering the sale of Common Stock in Company in which the gross proceeds to Company are at least Five Million Dollars ($5,000,000).


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                                   ARTICLE II
                     REPRESENTATIONS, WARRANTIES, COVENANTS
                                 AND AGREEMENTS

         2.01 WARRANTIES AND REPRESENTATIONS OF COMPANY. Company and Bollinger, as applicable, warrant and represent to Goodkind as follows:

                  (a) CORPORATE STATUS AND AUTHORIZATION. Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has the corporate power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement. Company has the power and authority to execute, deliver and perform this Agreement.

                  (b) NO CONFLICTS OR CONSENTS. Neither the execution and delivery of this Agreement nor the performance by Company or Bollinger of its obligations hereunder will contravene or materially conflict with any provision of law, statute or regulation to which either is subject, or any judgment, license, order or permit applicable to either, or any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which either is a party or by which either may be bound, or to which either may be subject, or violate any provision of the charter or bylaws of Company. No consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Company or Bollinger of this Agreement or to perform the obligations contemplated hereby.

                  (c) VALIDITY AND BINDING EFFECT. This Agreement is the legal, valid and binding obligation of Company and Bollinger, enforceable in accordance with its terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

                  (d) CAPITALIZATION. As of the date of this Agreement, the authorized capital stock of Company consists solely of 20,000,000 shares of stock of which 4,400,210 shares ($0.01 par value) are issued and outstanding and 31,595 shares ($0.01 par value) are held as treasury stock. All of such outstanding shares of stock are validly issued, fully paid and nonassessable and have not been issued in violation of any preemptive rights of any person.

         2.02 WARRANTIES AND REPRESENTATIONS OF GOODKIND. Goodkind represents and warrants to Company and Bollinger as follows:

                  (a) PARTNERSHIP STATUS AND AUTHORIZATION. Goodkind is a limited liability partnership duly organized, validly existing and in good standing under the laws of the state of New York and has the requisite power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement. Goodkind has the power and

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authority to execute, deliver and perform this Agreement on behalf of the Lead
Counsel and Class Members.

                  (b) VALIDITY AND BINDING EFFECT. This Agreement is the legal, valid and binding obligation of the Lead Counsel and Class Members, enforceable in accordance with its terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

                  (c) VOTING AND DISPOSITIVE CONTROL. From the time of the delivery of the Common Stock to Goodkind until the Expiration Date, Goodkind shall hold the sole voting, investment and dispositive powers relating to the Common Stock. This requirement shall terminate before the Expiration Date in the event of a sale or other transfer of the Common Stock pursuant to the terms of this Agreement.

                  (d) RECEIPT OF INFORMATION. Goodkind believes that it has received all the information Goodkind considers necessary or appropriate for deciding whether to accept the Common Stock in the settlement of the Litigation.

                  (e) RESTRICTIONS ON TRANSFER. Goodkind agrees that it will not transfer any of the Common Stock to any person before the Expiration Date without the written consent of Company and Bollinger; provided, however, that this restriction shall not apply if:

                           (1) Goodkind transfers the Common Stock after
Bollinger and Company fail to comply with the Put provisions of this Agreement;
or

                           (2) Goodkind transfers the Common Stock after
Bollinger and Company elect to not exercise their Right of First Refusal

                  (f) LEGENDS. Each certificate evidencing the Common Stock will be endorsed with the legend set forth below:

         "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A PUT AND CALL AGREEMENT BETWEEN THE HOLDER OF THESE SHARES AND THE COMPANY."

                                  ARTICLE III
                                 MISCELLANEOUS

         3.01 NOTICE. Any notice required or permitted by any party to this Agreement shall be in writing and may be delivered personally to the party being given notice or to the person in charge of the office of the party being given such notice or by certified mail, return receipt requested, at the party's address indicated below. Any notice will be effective upon delivery in the case of personal delivery or three (3) weekdays after deposit in the mail, postage prepaid, in the case of delivery by mail. The names and

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addresses of persons to receive notice as stated in this Section may be changed by notice given in accordance with this Section. The addresses of the parties are as follows:

         COMPANY:                   Bollinger Industries, Inc.
                                    Attn: Glenn D. Bollinger
                                    602 Fountain Parkway
                                    Grand Prairie, Texas 75050
                                    Telephone: 972-343-1122
                                    Fax:       972-343-1199

         BOLLINGER:                 Glenn D. Bollinger
                                    Bobby D. Bollinger
                                    602 Fountain Parkway
                                    Grand Prairie, Texas 75050
                                    Telephone: 972-343-1122
                                    Fax:       972-343-1199

                  With Copy to:     Holland, Johns, Schwartz & Penny, L.L.P.
                                    Attn: George T. Johns
                                    306 West Seventh Street, Suite 500
                                    Fort Worth, Texas  76102
                                    Telephone: 817-335-1050
                                    Fax:       817-332-3140

         GOODKIND:                  Goodkind, Labaton, Rudoff & Sucharow, LLP
                                    Attn: Thomas Dubbs
                                    100 Park Avenue
                                    New York, New York 10017-5563
                                    Telephone: 212-907-0871
                                    Fax:       212-818-0477

         3.02 FURTHER ACTIONS. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effect the purposes of this Agreement.

         3.03 MODIFICATION. This Agreement shall not be varied, altered, modified, changed or in any way amended except by an instrument in writing executed by all parties hereto.

         3.04 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall constitute one and the same instrument.

         3.05 APPLICATION OF TEXAS LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Texas (without reference to the laws of another jurisdiction). The venue for all actions relating to this Agreement shall be in the United States District Court for the


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Northern District of Texas, Dallas Division or, if same is improper, in a Texas
District Court sitting in Dallas County, Texas.

         This Agreement is signed by each party on the dates set forth below. If the Common Stock is delivered to Goodkind in accordance with the Stipulation, this Agreement shall be effective on the Effective Date.

COMPANY:                                    BOLLINGER INDUSTRIES INC.

                                            By:
                                               ---------------------------------
                                               Glenn D. Bollinger, CEO

BOLLINGER:
                                               ---------------------------------
                                               Glenn D. Bollinger


                                               ---------------------------------
                                               Bobby D. Bollinger

GOODKIND:                                      GOODKIND, LABATON, RUDOFF
                                                    & SUCHAROW, LLP

                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title: As Agent for Lead Counsel
                                                      and Class Members


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